EXHIBIT 10.28


                                    SCHEDULE

                   Information on 14 substantially identical
                        Assignments of Leases and Rents
         (with respect to Exhibit 10.18) dated as of December 12, 2000 to First Union National Bank as Assignee

Apartment Property                              Assignor
------------------                              --------
Arbor Trace                                     CRIT-VA, Inc.
Virginia Beach, VA

Ashley Park                                     CRIT-VA, Inc.
Richmond, VA

The Gables                                      CRIT-VA, Inc.
Glen Allen, VA

Trolley Square                                  CRIT-VA, Inc.
Richmond, VA

Trophy Chase                                    CRIT-VA, Inc.
Charlottesville, VA

Heatherwood                                     CRIT-NC II, LLC
Charlotte, NC

Summerwalk                                      CRIT-NC II, LLC
Concord, NC

The Arbors on Forest Ridge                      CAC Limited
Bedford, TX                                     Partnership

Brandywine Park (Cutter's Point)                CAC Limited
Richardson, TX                                  Partnership

Eagle Crest                                     CAC Limited
Irving, TX                                      Partnership

Remington Hills at Las Colinas                  CAC Limited
Irving, TX                                      Partnership

Sierra Ridge                                    CAC Limited
San Antonio, TX                                 Partnership

Timberglen                                      CAC Limited
Dallas, TX                                      Partnership

Toscana                                         CAC Limited
Dallas, TX                                      Partnership